Exhibit 23






                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accounts, we heeby consent to the incorporation of our reports included in this Form 8-K/A into RPC, Inc.'s previously filed Form S-8 Registration Statements (Nos. 33-5527, 33-75652 and 333-40223).




                                                /s/  Arthur Andersen LLP
                                                --------------------------------
                                                     Arthur Andersen


Atlanta, Georgia
February 7, 2001




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